SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          FLAG Telecom Holdings Limited
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             (Exact name of registrant as specified in its charter)

                                 March 17, 2000
                    ----------------------------------------
                Date of Report (Date of earliest event reported)

                Bermuda                            000-29207 N/A
         --------------------------------------------------------------
         (State or other juris-           (Commission (I.R.S. Employer
         diction of incorporation)      File Number) Identification No.)

           Emporium Building, 69 Front Street, Hamilton HM12, Bermuda
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (441) 296-0909
                   -------------------------------------------
              (Registrant's telephone number, including area code)

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Item 5.  Other Events.

      On March 17, 2000 FLAG Telecom Holdings Limited issued a press release announcing its completion of a private placement of $ 300 million and 300 million Euro 11-5/8% Senior Notes Due 2010 to "qualified institutional buyers" (as defined under Rule 144A of the Securities Act of 1933) and outside of the United States in accordance with Regulation S under the Securities Act of 1933. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)    Exhibits.

       4.1 Purchase Agreement dated March 14, 2000 among FLAG Telecom Holdings Limited, as Issuer, and Salomon Smith Barney Inc., Morgan Stanley & Co. International Limited, Deutsche Bank Securities Inc. and Bear Stearns & Co. Inc, as Initial Purchasers

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       4.2  Indenture dated March 17, 2000 between FLAG Telecom Holdings Limited and The Bank of New York, as Trustee, relating to 11-5/8% Senior
            Euro Notes Due 2010

       4.3 Indenture dated March 17, 2000 between FLAG Telecom Holdings Limited and The Bank of New York, as Trustee, relating to 11-5/8% Senior Dollar Notes Due 2010

       4.4 Registration Agreement dated March 17, 2000 among FLAG Telecom Holdings Limited, as Issuer, and Salomon Smith Barney Inc., Morgan Stanley & Co. International Limited, Deutsche Bank Securities Inc. and Bear Stearns & Co. Inc., as Initial Purchasers (Euro Notes)

       4.5 Registration Agreement dated March 17, 2000 among FLAG Telecom Holdings Limited, as Issuer, and Salomon Smith Barney Inc., Morgan Stanley & Co. International Limited, Deutsche Bank Securities Inc. and Bear Stearns & Co. Inc., as Initial Purchasers (Dollar Notes)

      99.1  Press Release of FLAG Telecom Holdings Limited dated March 17, 2000

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                                  Signature

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          FLAG TELECOM HOLDINGS LIMITED

                                                (Registrant)


Dated:      March 23, 2000                By:   /s/  Edward McCormack
                                               ----------------------
                                                Edward McCormack
                                                Chief Operating Officer and
                                                Chief Financial Officer


                                        i

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                                  Exhibit Index

Item No.    Description

4.1 Purchase Agreement dated March 14, 2000 among FLAG Telecom Holdings Limited, as Issuer, and Salomon Smith Barney Inc., Morgan Stanley & Co. International Limited, Deutsche Bank Securities Inc. and Bear Stearns & Co. Inc, as Initial Purchasers

4.2 Indenture dated March 17, 2000 between FLAG Telecom Holdings Limited and The Bank of New York, as Trustee, relating to 11-5/8% Senior Euro Notes Due 2010

4.3 Indenture dated March 17, 2000 between FLAG Telecom Holdings Limited and The Bank of New York, as Trustee, relating to 11-5/8% Senior Dollar Notes Due 2010

4.4 Registration Agreement dated March 17, 2000 among FLAG Telecom Holdings Limited, as Issuer, and Salomon Smith Barney Inc., Morgan Stanley & Co. International Limited, Deutsche Bank Securities Inc. and Bear Stearns & Co. Inc., as Initial Purchasers (Euro Notes)

4.5 Registration Agreement dated March 17, 2000 among FLAG Telecom Holdings Limited, as Issuer, and Salomon Smith Barney Inc., Morgan Stanley & Co. International Limited, Deutsche Bank Securities Inc. and Bear Stearns & Co. Inc., as Initial Purchasers (Dollar Notes)

99.1  Press Release of FLAG Telecom Holdings Limited dated March 17, 2000